UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to section 240.14a-12

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               (Name of Registrant as Specified In Its Charter)


                               TOYS "R" US, INC.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:
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      2) Aggregate number of securities to which transaction applies:
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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      4) Proposed maximum aggregate value of transaction:
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      5) Total fee paid:
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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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      1) Amount Previously Paid:
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      2) Form, Schedule or Registration Statement No.:
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      3) Filing Party:
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      4) Date Filed:
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THIS FILING CONSISTS OF INFORMATION TO APPEAR ON INTRACOMPANY WEBSITE.

[Toys R Us logo]

                           Company Transaction Page

                                  Quick Links

                             Memo from John Eyler
                                 (en espanol)

                             Associate Fact Sheet
                                 (en espanol)

                          Frequently Asked Questions
                                 (en espanol)

                                 Press Release
                                 (en espanol)

                             HR Benefits Homepage

                                 Smith Barney
                                (Stock Options)

On March 17, 2005, the Company announced that it had accepted an offer from an investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust to acquire the entire company. This includes all of our divisions: Toys"R"Us U.S., Toys"R"Us International, Babies"R"Us, and Toysrus.com, as well as our Distribution Centers and our 48% stake in Toys "R" Us Japan.

We realize that you have many questions, and we will do our best to address your concerns and share information with you from time to time. We also have created this site to house the materials and information about this transaction; these will be updated periodically for your reference.

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                        Associate Relations Statement:

The March 17 announcement will not have an immediate effect on current compensation, benefits, policies, or daily operations. Specifically the Company will continue with the following compensation and benefit programs:

     o The 2004 Management Merit Increase currently in process. The 2005 Merit process for hourly associates.

     o Continued vesting of all stock options until the closing date of the Company sale.

     o Please note that when we begin our new health plan year in July, there will be some minor changes to the current health benefits, as is our normal business practice. This will be spelled out in detail in the annual enrollment information you receive in May. The plan that begins July 1 will remain in effect at least through the end of the 2005 fiscal year. The part-time associate eligibility change announced during the last annual enrollment will also take effect July 1, 2005.

All associates should concentrate their efforts on serving our guests, supporting each other, and maintaining strong relationships with the vendor community. Any changes that may be made in the future will be addressed through our existing communications vehicles. Personal or specific questions should be discussed with your Store Director, Store Manager, direct supervisor, or Human Resource representative/ District HR Manager.

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                          Frequently Asked Questions

In anticipation of your questions and concerns, we have created a list of Frequently Asked Questions. The list is organized by topic. Click on the topic below to see these questions and answers.

     o    Associate Relations - TRU Field and Stores
     o    Associate Relations - BRU Field and Stores
     o    Associate Relations - Distribution Centers
     o    Associate Relations - GSSC
     o    Benefits
     o    Compensation
     o    Stock Programs: Options/ Employee Purchase Plan/ Restricted Stock
     o    Company Transaction
     o    Other

If you have a question about your personal benefits or compensation, or any other personal situation, please see your HR Representative. Click here for your HR Representative's contact information.

TO:       "R" Us Associates

FROM:     John Eyler, Chairman and CEO

Subject:  Announcement of our Agreement to Sell Toys "R" Us, Inc.

On March 17, we announced that we accepted an offer from an investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust to acquire the entire company. This includes all of our divisions: Toys"R"Us U.S., Toys"R"Us International, Babies"R"Us, and Toysrus.com, as well as our Distribution Centers and our 48% stake in Toys "R" Us Japan. We are confident that Bain, KKR, and Vornado share our belief that there is significant value in the "R" Us brand and operations and that all divisions have a good future.

You should know that this was a highly competitive process for the investors that submitted bids for our company. We looked at many options including, as you know, a possible sale of only the global toy business. Working with outside experts who helped us analyze our business, the Board determined that the transaction announced today is the best choice for our stockholders. The Board also took into consideration the needs of employees and provided for certain benefits following the transaction closing.

We anticipate that the sale will be completed in the 2nd quarter of our fiscal year 2005. During that time, we will file information relating to the transaction with the U.S. Securities and Exchange Commission for review. We will also hold a meeting of our stockholders to seek their approval. Once we have received these approvals and satisfied other conditions, the sale will be completed and the entire company will become privately held by an investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust. At that time, Toys "R" Us, Inc. will no longer be publicly traded on the New York Stock Exchange. In the meantime, all of our divisions will continue to operate together as normal.

If you have any questions, we encourage you to talk with your direct supervisor. Please understand that many details of the transaction are still being worked out and we may not have answers to all of your questions. The press release and the "Important Facts" sheet included with this memo will provide you with the facts we have right now. We will share new information with you from time to time.

Thank you for your patience and support over the course of the last year. Your hard work enabled us to weather a competitive business environment and to conclude this strategic review. This outcome meets our goal of obtaining value for our stockholders and also positions the company for future success. While this has been a time of uncertainty for all of us, we are now ready to move forward, complete this process, and begin a new chapter in the company's history.

                                Important Facts
                 about the decision to sell Toys "R" Us, Inc.

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1.   A decision has been made to sell the entire Company. The Company has accepted a substantial offer from an investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co.
     (KKR), and Vornado Realty Trust to purchase Toys "R" Us, Inc. This includes all of our divisions: Toys"R"Us U.S., Toys"R"Us International, Babies"R"Us, and Toysrus.com, as well as our Distribution Centers and our 48% stake in Toys "R" Us Japan.

2. This transaction accomplishes our goal successfully. The goal of the strategic review was to enable our stockholders to realize the Company's maximum value. We considered many options and hired outside experts to help us analyze our business. We believe this transaction represents the best solution for our stockholders and positions our business for future success.

3. We believe all divisions will continue to thrive. We believe that there is significant value in the "R" Us brand and its operations. The new owners have asked us to communicate to you their strong belief in the future of all of our businesses and are excited to work with us to unlock that potential.

4. It's business as usual while we close this business transaction. We anticipate that the sale will be completed in the 2nd quarter of our fiscal year 2005. During that time, we will file information relating to the transaction with the U.S. Securities and Exchange Commission for review. We will also hold a meeting of our stockholders to seek their approval. Once we have received these approvals and satisfy other conditions, the transaction will be completed.

5. The Company will enter a new phase. Once the transaction is complete the entire Company will become privately held by an investment group of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust. This means that Toys "R" Us, Inc. will no longer be publicly traded on the New York Stock Exchange.

6. We've worked hard to protect your interests. We have made sure our key benefits and Company policies will remain substantially unchanged through January 2006. In the coming months, we'll be working with the new owners to refine strategies. As they stated in the March 17 press release, the Company's new investors look forward to realizing the full potential value of the "R" Us brands and they look forward to building on the Company's strengths to make our stores even better places to shop.

7. We must stay focused. Our customers are depending on us for an exceptional shopping experience in all of our locations. We should all be proud of our fourth quarter performance. So let's stay focused on our current progress and strategies.

8. We'll share new information with you from time to time. You should know that this agreement was only recently finalized. As we have in the past, we will continue to share new information and decisions with you from time to time. We know you have questions about what this transaction means to you. For answers, please talk with your direct supervisor or your HR representative. Additionally, Associates can visit the Company Transaction Website or call the toll-free hotline at [*].

                     Announcement Day FAQs for Associates

What has been announced?

On March 17, 2005 the Board of Directors for Toys "R" Us, Inc. accepted an offer from an investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust to purchase the entire Toys "R" Us, Inc. enterprise for $6.6 billion plus the assumption of debt.

This includes all of our divisions: Toys"R"Us U.S., Toys"R"Us International, Babies"R"Us, and Toysrus.com, as well as our Distribution Centers and our 48% stake in Toys"R"Us Japan.

When will the sale of Toys "R" Us, Inc. be final?

We anticipate that the sale will be completed in the 2nd quarter of our fiscal year 2005. During this time, we will file information relating to the transaction with the U.S. Securities and Exchange Commission (SEC) for its review. We will also hold a meeting of our stockholders to seek their approval. Once we have received these approvals, and satisfied other conditions, the transaction will be completed.

Once the sale is completed, how will Toys "R" Us, Inc. change?

Once the transaction is completed, the entire company will become privately held by an investment group of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust. This means that Toys"R"Us, Inc. stock will no longer be publicly traded on the New York Stock Exchange. For now, we will continue to do business as usual while we close this business transaction.

Will jobs be eliminated?

We cannot determine at this time if any personnel changes will be made. The current management team has made sure that our key benefits and Company policies remain substantially unchanged through January 2006. As they stated in the March 17 press release, the Company's new investors look forward to realizing the full potential value of the "R" Us brands and they look forward to building on the Company's strengths to make our stores even better places to shop.

What is the Toys"R"Us severance policy?

The severance policy is available on the Intranet, under the heading Department sites - HR Benefits. This policy has not been changed, and the Buyers have agreed to maintain this policy through January 2006.

Will local Toys"R"Us or Babies"R"Us stores be closed?

There are no store closures planned at this time. However, stores are routinely reviewed for appropriateness to the business, and if a change needs to be made, we will announce it at such time.

What should we communicate to our Guests about this decision?

Our Guests may ask you questions about the future of the Company. It is important that we help customers understand that we will continue to operate our stores as usual. Our best response is always the truth: "The Company has chosen this option to provide the best future for our business. All of our stores are open, and we hope that you will rely on us for your toy and baby needs in the future."

Why hasn't the Company been able to answer any questions until now?

You should know that this agreement was only recently finalized. As we have in the past, we will continue to share new information and decisions with you from time to time.

We know you have questions about what this transaction means to you. For answers, please talk with your Store Director/ Manager, direct supervisor or your HR Representative/District HR Manager. Additionally, you can review the information on the Company Transaction webpage on the Company Intranet or call the toll free phone number set up for associates.

How will you keep me informed of future news and decisions?

We are committed to keeping you as informed as possible using our normal communications channels:

        o  Staff meetings in your department or store
        o  GSSC meetings and conference calls (as needed)
        o  The "R" News e-mail newsletter
        o  Updates to the Company intranet (available soon)
        o  A toll-free Associate Hotline

Our goal is to ensure that you are informed about the status of the transaction and how it might affect you. You should also feel free to talk with your Store Director/ Manager, direct supervisor HR
Representative/District HR Manager.

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                      Additional FAQs for "R" Us stores:

Is there any change to how customers can use gift cards, make returns, or create a baby registry?

No, our store policies will remain the same.

Will my local store be closing?

There are no store closures planned at this time. However, stores are routinely reviewed for appropriateness to the business. If a change needs to be made, it will be announced at that time.

Is Toys"R"Us or Babies"R"Us going out of business?

No, the Company has entered into an agreement, whereby, an investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust have agreed to purchase the Company.

If customers have questions you can't answer:

They should call Toys"R"Us Guest Services at 1-800-TOYRUS (1-800-869-7787) or Babies"R"Us Guest Services at 1-888-BABYRUS. (1-888-222-9787)

If the Media contacts me/our store, how should I respond?

Please tell them to call the Toys "R" Us, Inc. Corporate Communications dept. at 973-617-5900.

If you need more information about how to direct the media to call Corporate Communications, please see our "Media Policy."

               Associate Relations - Toys"R"Us Field and Stores

        In the Associate Relations sections, you will find information regarding job security, store closings, policies, and procedures.

Will jobs be eliminated?

We cannot determine at this time if any personnel changes will be made. The current management team has made sure that our key benefits and company policies will remain substantially unchanged through January 2006.

Will there be any closings of Stores, Distribution Centers, or Corporate Office locations?

We cannot determine at this time if any facility closings will occur. However, stores are routinely reviewed for appropriateness to the business, and if a change needs to be made, we will announce it at such time. Should a closing occur, our current severance policy will remain in effect through the end of the 2005 fiscal year (January 2006).

Will there be a hiring freeze at any of the Store, DC or Corporate Office locations?

We will continue to fill positions or freeze positions based on current business needs.

Is Toys"R"Us or Babies"R"Us going out of business?

No, the Company has entered into an agreement, whereby, an investment group consisting of affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust have agreed to purchase the Company.

Will there be any changes to store organizational structure?

As we always have, we will continue to assess the store organizational structure to ensure that it best meets the needs of the business.

What is the policy for both field and corporate office personnel transferring between TRU and BRU going forward?

At the present time associates can transfer between BRU and TRU. Should this policy change, we will inform our associates.

What is the Toys "R" Us, Inc. severance policy?

The severance policy is available on the Intranet, under the heading Department sites - HR Benefits. This policy has not been changed, and the buyers have agreed to maintain this policy through January 2006.

To view the severance policy applicable to your position, click on the following links:

        o  Salaried Associates
        o  Hourly Associates

If the Media contacts me/our store, how should I respond?

Please tell them to call the Toys "R" Us, Inc. Corporate Communications dept. at 973-617-5900.

How will you keep me informed of future news and decisions?

We are committed to keeping you as informed as possible using our normal communications channels:

        o  Staff meetings in your department or store
        o  GSSC meetings and conference calls (as needed)
        o  The "R" News e-mail newsletter
        o  Updates to the company intranet (available soon)
        o  A toll-free Associate Hotline at [*]

Our goal is to ensure you are informed about the status of the transaction and how it might affect you. You should also feel free to talk with your Store Director/ Manager, direct supervisor, or HR Representative/District HR Manager.

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Do you have any further questions or concerns that were not answered in the above FAQs? If so, feel free to send an e-mail with your question. Click Here to Send an E-mail

Please note, emails must be sent from a Toys "R" Us email account. If you do not have a Toys "R" Us email account, please call the associate hotline, [*]. Do not send email inquires from personal accounts.

The Associate Hotline is open 24 hours a day, 7 days a week. Live operators are available from 9:00 a.m. until 9:00 p.m. Eastern Time.

                                Stock Programs

We understand that you have many questions about the impact that the decision to sell the Company may have on our current Stock Programs. At this time, we have made program decisions only for the 2005 fiscal year (which ends 1/28/06). In the Stock Program FAQs, you'll find answers to questions about:

        o  Stock Options
        o  Restricted Stock
        o  Employee Stock Purchase Plan

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Will the trading blackout period be lifted soon?

Yes. We expect the blackout period to continue at least until the Company files its proxy statement with the SEC, which we expect to be late-April 2005. As soon as possible, we will inform all Associates who are affected of the date that the blackout will be lifted.

What will happen to my stock options?

All current vesting schedules will remain as they are until the sale of the Company is finalized. On the closing date of the Company sale, all of your unvested stock options will be automatically vested. At that time, any stock options you have not exercised prior to the sale's closing date will be paid out to you in cash, as described below.

No action is needed on your part to receive the merger consideration. You will automatically receive the cash payment following the closing of the Company sale. The cash payment you receive will be equal to $26.75 per share, less the exercise price of the option, multiplied by the number of options you have. Please note that taxes will be withheld, reducing the cash payment that you will receive. For a summary of your stock options, please call Smith Barney at [*]. More information about how this process will be handled will be provided to you as it becomes available.

How do I exercise my vested stock options prior to the closing of the Company sale?

Unless you are subject to a blackout, you may exercise any vested options you have up until the Company sale closing date by calling Smith Barney at [*].

You are encouraged to contact Smith Barney in advance to file a W-9 in order to avoid higher withholding tax amount.

What will happen to my restricted stock?

All of your unvested restricted stock vests on the Company sale closing date. The value of this stock, $26.75 per share, less the amount withheld for taxes, will be paid in cash following the Company sale closing.

Will there be a brokerage charge when stock is "cashed in" at the time of the closing transaction?

Employee Stock Purchase Plan participants: The Employee Stock Purchase Plan has been terminated and no additional purchases will be made under this plan. Sale of TOY shares PRIOR TO the closing of the Company sale will result in normal commission fees from Smith Barney. However, the cash our of your TOY shares in connection with the closing of the Company sale will not result in commission fees, and the cash payment will automatically be sent to the address on file with Smith Barney.

For specific information about your stock program(s), call the following vendor at the toll-free number provided:

       Employee Stock Purchase Plan
       Smith Barney  [*]

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If you have any general questions about your stock options or restricted stock, please feel free to send an e-mail with your question. Click Here to Send an E-mail

Please note, emails must be sent from a Toys "R" Us email account. If you do not have a Toys "R" Us email account, please call the associate hotline, [*]. Do not send email inquires from personal accounts.

The Associate Hotline is open 24 hours a day, 7 days a week. Live operators are available from 9:00 a.m. until 9:00 p.m. Eastern Time.

                                   Benefits

We understand that you have many questions about the impact that the decision to sell the Company may have on our current benefit and compensation programs. At this time, we have made program decisions only for the 2005 fiscal year (which ends 1/28/06).

In the Benefits FAQs, you'll find answers to questions about:

o    401(k) Savings and Profit Sharing Plan

o Health and Welfare Benefits: Medical, Dental, Vision, Life and AD&D Insurance, Disability and Time-off Benefits

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Will I still receive the same benefits and compensation package?

As part of the company transaction, the Buyers (affiliates of Bain Capital Partners LLC, Kohlberg Kravis Roberts & Co., and Vornado Realty Trust) have agreed that, through the end of the 2005 fiscal year (1/28/06), they will either (other than with regard to stock based compensation plans): (1) maintain the current Toys "R" Us, Inc. benefit and compensation programs, or
(2) offer benefit and compensation programs that are "substantially equivalent" in their total value to those currently offered by Toys "R" Us, Inc. This means that, while individual programs may change, the aggregate value of benefits and compensation programs as a whole will be of approximately the same value.

How will the decision to sell the Company impact my 401(k) plan? Will the Company continue to match my contributions?

(1) The contributions you've made to the plan from payroll deductions through 2005 remain yours to keep. These contributions will remain in the existing 401
(k) plan.
(2) Company matches for the 2004 fiscal year and prior years that are vested remain yours to keep.
(3) The Company will continue to administer the 401(k) match monthly through fiscal year 2005 unless any changes are made to the plan.
(4) The Buyers have agreed to either continue the 2005 match benefit or to provide benefits and compensation of approximately equal value.

How does the decision to sell the Company impact my profit sharing plan?

If you have 5 years of service with the Company at the time the transaction closes, you are already vested in your profit sharing account and nothing will change. Associates who have 4 years of service at the time that the Company closes the sale, will receive accelerated vesting for their accounts. That means those associates with at least 4 years of service but less than 5 years of service on the closing date of the Company sale will become 100% vested at the sale close date. Associates with less than 4 years of service on the closing date of the Company sale will continue to vest in their profit sharing accounts based on the current plan terms.

Will the Company make a Profit Sharing contribution for the 2004 plan year that ended 1/31/05? Will there be a contribution for the 2005 plan year?

The Company will make a contribution for the 2004 plan year. In regard to the 2005 plan year, the Buyers have committed to either continue the current plan through the 2005 plan year, or to provide compensation or benefits of approximately equal value.

What will happen to my Health & Welfare Benefits?

When we begin our new plan year in July, there will be some minor changes to the current health benefits, as is our normal business practice. That plan will remain in effect through the end of the 2005 fiscal year. The part-time associate eligibility change announced during the last annual enrollment will also take effect July 1, 2005.

Will we be able to make new Health & Welfare benefit elections this year?

Yes. This year's annual enrollment period will begin in May for the plan year beginning July 1, 2005. As we mentioned last year, health plan costs will be rising in line with medical cost inflation. This amounts to an average increase in deduction of about $1 to $6 per pay period, depending on the plan(s) you participate in and your salary level. The Company continues to subsidize the majority of the cost increase for Associates. We will provide you with more information about future Health and Welfare Benefits from time to time.

I've lost my "Total Compensation Statements."  How can I replace them?

Replacement Total Compensation Statements are not available. You can obtain the information presented in your personal statement by contacting the administrator of each of the benefits and/or compensation plans you participate in.

Important Phone Numbers:

For specific information about your benefits, call the following vendors at the toll-free numbers provided:

         401(k) Savings and Profit Sharing Plan

         American Express TRU Participant Services   [*]

         Health & Welfare Benefit Enrollment and Election Changes

         TRU Benefit Center   [*]

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

If you have any general questions about your benefits, please feel free to send an e-mail with your question. Click Here to Send an E-mail

Please note, emails must be sent from a Toys "R" Us email account. If you do not have a Toys "R" Us email account, please call the associate hotline, [*]. Do not send email inquires from personal accounts.

The Associate Hotline is open 24 hours a day, 7 days a week. Live operators are available from 9:00 a.m. until 9:00 p.m. Eastern Time.

                                 Compensation

We understand that you have many questions about the impact that the decision to sell the Company may have on our current benefit and compensation programs. At this time, we have made program decisions only for the 2005 fiscal year (which ends 1/28/06).

In the Compensation FAQs, you'll find answers to questions about:

o    Merit Increase Programs

o    Incentive Plans & Bonuses

o    Deferred Compensation

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Will the 2005 merit increase programs be continued?

The 2005 Merit Increase Programs will take affect as planned. They begin in April 2005 for salaried Associates and in June 2005 for hourly Associates.

What is happening with incentives during the 2005 plan year?

As in the past, the format of the 2005 Incentive Plan for the 1st and 2nd Quarters have been set by the Compensation and Organizational Development Committee of the Board of Directors. The Buyers will approve the format of the Incentive Plan for the second half of the year (3rd and 4th Quarters) and the 2005 annual incentive.

What will happen to my Deferred Compensation?

On the closing date of the Company transaction, the Management Deferred Compensation Plan will be terminated. If you are a participant, the entire balance of your account (including the value of any deferred profit shares) will be paid to you in cash, less the amount withheld for taxes, no later than 15 days following the closing date of the sale.

-------------------------------------------------------------------------------

If you have any general questions about compensation, please feel free to send an e-mail with your question. Click Here to Send an E-mail

Please note, emails must be sent from a Toys "R" Us email account. If you do not have a Toys "R" Us email account, please call the associate hotline, [*]. Do not send email inquires from personal accounts.

The Associate Hotline is open 24 hours a day, 7 days a week. Live operators are available from 9:00 a.m. until 9:00 p.m. Eastern Time.

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In connection with the proposed merger, the Company will prepare a proxy statement for the stockholders of the Company to be filed with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The proxy will be available free of charge at the SEC's website, www.sec.gov and stockholders of the Company will also be able to obtain the proxy statement free of charge by directing their requests to Toys "R" Us, Inc., One Geoffrey Way, Wayne, New Jersey 07470, Attention: Investor Relations.